Exhibit 99.Section 19(a)

EXHIBIT 3: SECTION 19(a) NOTICE TO FUND’S SHAREHOLDERS

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date:     December 30, 2022

Distribution Amount Per Common Share:	$0.1167

The following table sets forth the estimated amounts of the current distribution, paid December 30, 2022, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date[1]	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date[1]
Net Investment Income	$0.0000	0%	$0.0172	5%
Net Realized ST Cap Gains	$0.0000	0%	$0.0000	0%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.1167	100%	$0.3329	95%
TOTAL (per common share):	$0.1167	100%	$0.3501	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from November 30, 2017 through November 30, 2022	9.00%
Annualized current distribution rate expressed as a percentage of NAV as of November 30, 2022	10.34%
Cumulative total return at NAV for the fiscal year, through November 30, 2022[2]	13.78%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of November 30, 2022[1]	2.59%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized losses on sale of securities is -$6,909,543, of which $1,618,823 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2022.
2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2022 through November 30, 2022.

Tekla World Healthcare Fund
CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC
100 Federal Street, 19th Floor
Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

03QFIA	002CSND6AC

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date:      January 31, 2023

Distribution Amount Per Common Share:	$0.1167

The following table sets forth the estimated amounts of the current distribution, paid January 31, 2023, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date[1]	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date[1]
Net Investment Income	$0.0000	0%	$0.0172	4%
Net Realized ST Cap Gains	$0.0000	0%	$0.0000	0%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.1167	100%	$0.4496	96%
TOTAL (per common share):	$0.1167	100%	$0.4668	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from December 31, 2017 through December 31, 2022	8.27%
Annualized current distribution rate expressed as a percentage of NAV as of December 31, 2022	10.67%
Cumulative total return at NAV for the fiscal year, through December 31, 2022[2]	11.23%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of December 31, 2022[1]	3.56%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized losses on sale of securities is $4,626,970, of which $11,115,111 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2022.
2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2022 through December 31, 2022.

Tekla World Healthcare Fund
CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC
100 Federal Street, 19th Floor
Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

03QY6A	002CSND7E0

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date:     February 28, 2023

Distribution Amount Per Common Share:	$0.1167

The following table sets forth the estimated amounts of the current distribution, paid February 28, 2023, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage Breakdown	Total Cumulative	Percentage Breakdown of the Total Cumulative
	Current Distribution	of Current Distribution	Distributions for the Fiscal Year to Date[1]	Distributions for the Fiscal Year to Date[1]
Net Investment Income	$0.0000	0%	$0.0172	3%
Net Realized ST Cap Gains	$0.0000	0%	$0.0000	0%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.1167	100%	$0.5663	97%
TOTAL (per common share):	$0.1167	100%	$0.5835	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from January 31, 2018 through January 31, 2023	7.39%
Annualized current distribution rate expressed as a percentage of NAV as of January 31, 2023	10.70%
Cumulative total return at NAV for the fiscal year, through January 31, 2023[2]	11.97%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of January 31, 2023[1]	4.46%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distributions may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized losses on sale of securities is $ -9,747,871, of which $ 4,297,773 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2022.
2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2022 through January 31, 2023.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

03RN5B	002CSND9DC

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date:     March 31, 2023

Distribution Amount Per Common Share:	$0.1167

The following table sets forth the estimated amounts of the current distribution, paid March 31, 2023, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date[1]	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date[1]
Net Investment Income	$0.0000	0%	$0.0172	2%
Net Realized ST Cap Gains	$0.0000	0%	$0.0000	0%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.1167	100%	$0.6830	98%
TOTAL (per common share):	$0.1167	100%	$0.7002	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from February 28, 2018 through February 28, 2023	7.85%
Annualized current distribution rate expressed as a percentage of NAV as of February 28, 2023	11.30%
Cumulative total return at NAV for the fiscal year, through February 28, 2023[2]	6.98%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of February 28, 2023[1]	5.65%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distributions may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized losses on sale of securities is $ -22,401,326, of which $ 18,421,481 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2022.
2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2022 through February 28, 2023.

Tekla World Healthcare Fund
CUSIP: 87911L108
www.teklacap.com

Tekla Capital Management LLC
100 Federal Street, 19th Floor
Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

03SLYB	002CSNDB74

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date:     April 28, 2023

Distribution Amount Per Common Share:	$0.1167

The following table sets forth the estimated amounts of the current distribution, paid April 28, 2023, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date[1]	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date[1]
Net Investment Income	$0.0000	0%	$0.0172	2%
Net Realized ST Cap Gains	$0.0000	0%	$0.0000	0%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.1167	100%	$0.7997	98%
TOTAL (per common share):	$0.1167	100%	$0.8169	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from March 31, 2018 through March 31, 2023	8.51%
Annualized current distribution rate expressed as a percentage of NAV as of March 31, 2023	11.08%
Cumulative total return at NAV for the fiscal year, through March 31, 2023[2]	10.15%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of March 31, 2023[1]	6.46%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distributions may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized losses on sale of securities is $10,934,910, of which $15,941,416 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2022.
2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2022 through March 31, 2023.

Tekla World Healthcare Fund
CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC
100 Federal Street, 19th Floor
Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

03TIFB	002CSNDCC5

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date:     May 31, 2023

Distribution Amount Per Common Share:	$0.1167

The following table sets forth the estimated amounts of the current distribution, paid May 31, 2023, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date[1]	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date[1]
Net Investment Income	$0.0000	0%	$0.0172	2%
Net Realized ST Cap Gains	$0.0000	0%	$0.0000	0%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.1167	100%	$0.9164	98%
TOTAL (per common share):	$0.1167	100%	$0.9336	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from April 30, 2018 through April 30, 2023	9.20%
Annualized current distribution rate expressed as a percentage of NAV as of April 30, 2023	10.80%
Cumulative total return at NAV for the fiscal year, through April 30, 2023[2]	14.04%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of April 30, 2023[1]	7.20%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distributions may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized losses on sale of securities is -$3,917,552, of which $231,521 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2022.
2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2022 through April 30, 2023.

Tekla World Healthcare Fund
CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC
100 Federal Street, 19th Floor
Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

03U6KA	002CSNDDC0